PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT is made as of the 24th day of February, 1998, between RICARDO PINES, individually ("Pine"), PINES HIGHLAND SQUARE ASSOCIATES, LTD., a Florida limited partnership ("Partnership"), and PINES GROUP, INC., a Florida corporation ("PGI"), and RRC ACQUISITIONS TWO, INC., a Florida corporation, its designees, successors and assigns ("Buyer").

                                                    Background

         Buyer wishes to purchase a shopping center in the City of Jacksonville, County of Duval, State of Florida, commonly known as Highland Square Shopping Center (the "Shopping Center"). The Shopping Center is comprised of three parcels, one of which ("Parcel One") is owned by Pine, another of which ("Parcel Two") is owned by Highland Square, and the third is owned by Pine and PGI as Tenants in Common.

         Pine, Highland Square and PGI desire to sell the Shopping Center to Buyer.

         In consideration of the mutual agreements herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, Pine, Highland Square and PGI agree to sell and Buyer agrees to purchase the Shopping Center on the following terms and conditions:

                                                  1.  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

         1.1 Agreement means this instrument as it may be amended from time to time.

         1.2 Allocation Date means the close of business on the day immediately prior to the Closing Date.

         1.3 Audit Representation Letter means the form of Audit Representation Letter attached hereto as Exhibit .

         1.4 Buyer means the party identified as Buyer on the initial page hereof.

         1.5 Closing means generally the execution and delivery of those documents and funds necessary to effect the sale of the Property by Seller to Buyer.

         1.6      Closing Date means the date on which the Closing occurs.


        1.7  Contracts  means  all  service  contracts,   agreements  or  other
instruments to be assigned by Seller to Buyer at Closing.

         1.8   Day means a calendar day, whether or not the term is capitalized.

         1.9 Earnest Money Deposit means the deposit delivered by Buyer to Escrow Agent prior to the Closing under Sections and of this Agreement, together with the earnings thereon, if any.

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         1.10 Environmental  Claim means any investigation,  notice,  violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material or actual or alleged Hazardous Material Activity, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material, Environmental Law or other order of a governmental authority or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         1.11 Environmental Law means any current legal requirement in effect at the Closing Date pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, protection or use of natural resources and wildlife, (c) the protection or use of source water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water, and groundwater); and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC ss.ss.9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC ss.ss.6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC ss.ss.1251 et seq., Clean Air Act of 1966, as amended, 42 USC ss.ss.7401 et seq., Toxic Substances Control Act of 1976, 15 USC ss.ss.2601 et seq., Hazardous Materials Transportation Act, 49 USC App. ss.ss.1801, Occupational Safety and Health Act of 1970, as amended, 29 USC ss.ss.651 et seq., Oil Pollution Act of 1990, 33 USC ss.ss.2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. ss.ss.11001 et seq., National Environmental Policy Act of 1969, 42 USC ss.ss.4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC ss.ss.300(f) et seq., and any similar, implementing or successor law, any amendment, rule, regulation, order or directive, issued thereunder.


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        1.12 Escrow Agent means  Chicago  Deferred  Exchange  Corporation,  171
North Clark Street, Chicago, Illinois 60601 (Fax 312/223-3301).

         1.13  Governmental  Approval  means  any  permit,  license,   variance,
certificate, consent, letter, clearance, closure, exemption, decision, action or approval of a governmental authority.

         1.14 Hazardous Material means any asbestos, petroleum, petroleum product, dry cleaning solvent or chemical, biological or medical waste, "sharps" or any other hazardous or toxic substance as defined in or regulated by any Environmental Law in effect at the pertinent date or dates.

         1.15 Hazardous Material Activity means any activity, event, or occurrence at or prior to the Closing Date involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling or corrective or response action to any Hazardous Material.

         1.16 Improvements means all buildings, structures or other improvements situated on the Real Property.

         1.17 Inspection Period means the period of time which expires at the end of business on Wednesday, March 25, 1998. Buyer may extend the Inspection Period for an additional fifteen days by depositing an additional $50,000 with Escrow Agent which additional deposit shall become a part of the Earnest Money Deposit provided for in Section hereof.

         1.18 Lady's Island Publix means the free-standing Publix grocery store and related facilities on lands located at the intersection of Sea Island Parkway and Sam's Point Road at Lady's Island Drive, in Beaufort County, South Carolina, owned by Buyer and leased to Publix Super Markets, Inc. ("Publix"), commonly known as "Lady's Island Publix".

         1.19 Leases means all leases and other occupancy agreements permitting persons to lease or occupy all or a portion of the Property.

         1.20 Materials means all plans, drawings, specifications, soil test reports, environmental reports, market studies, surveys, and similar documentation, if any, owned by or in the possession of Seller with respect to the Property, Improvements and any proposed improvements to the Property, which Seller may lawfully transfer to Buyer except that, as to financial and other records, Materials shall include only photostatic copies.


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   1.21  Other Centers means the Lady's Island Publix and the Weems Road Winn-
         Dixie.

         1.22 Permitted Exceptions means only the following interests, liens and encumbrances:

         (a)      Liens for ad valorem taxes not payable on or before Closing;

                  (b)      Rights of tenants under Leases; and

                  (c) Other matters determined by Buyer to be acceptable.

         1.23 Personal Property means all (a) sprinkler, plumbing, heating, air-conditioning, electric power or lighting, incinerating, ventilating and cooling systems, with each of their respective appurtenant furnaces, boilers, engines, motors, dynamos, radiators, pipes, wiring and other apparatus, equipment and fixtures, elevators, partitions, fire prevention and extinguishing systems located in or on the Improvements, (b) all Materials, and (c) all other personal property used in connection with the Improvements, provided the same are now owned or are acquired by Seller prior to the Closing.

         1.24 Property means collectively the Real Property, the Improvements and the Personal Property.

         1.25 Prorated means the allocation of items of expense and income between Buyer and Seller based upon that percentage of the time period as to which such item of expense or income relates which has expired as of the date at which the proration is to be made.

         1.26 Purchase Price means the consideration agreed to be paid by Buyer to Seller for the purchase of the Property as set forth in Section (subject to adjustments as provided herein).

         1.27 Real Property means the lands more particularly described on Exhibit , together with all easements, licenses, privileges, rights of way and other appurtenances pertaining to or accruing to the benefit of such lands.

         1.28 Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks, and other receptacles containing or previously containing any Hazardous Material at or prior to the Closing Date.


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         1.29 Rent Roll  means the list of Leases  attached  hereto as Exhibit , identifying with particularity the space leased by each tenant, the term (including extension options), square footage and applicable rent, common area maintenance, tax and other reimbursements, security deposits and similar data.

         1.30 Seller means Pine, Highland Square and PGI, collectively, except that as to particular representations and warranties, and covenants, as they are made with respect to any particular parcel included in the Real Property (and the improvements thereon), or to the selling entities, as the case may be, the particular representation, warranty or covenant shall be deemed to have been made only by the entity which owns the particular parcel, or to the particular entity or person, as applicable.

         1.31 Seller Financial Statements means the unaudited balance sheets and statements of income, cash flows and changes in financial positions prepared by Seller for the Property, as of and for the two (2) calendar years next preceding the date of this Agreement and all monthly reports of income, expense and cash flow prepared by Seller for the Property, which shall be consistent with past practice, for any period beginning after the latest of such calendar years, and ending prior to Closing.

         1.32 Shopping Center means the Shopping Center identified on the initial page hereof, including the 11.56 acre unimproved parcel included in the Real Property.

         1.33 Survey means a map of a stake survey of the Real Property which shall comply with Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and ACSM in 1992, and includes items 1, 2, 3, 4, 6, 7, 8, 9, 10 and 11 of Table "A" thereof, which meets the accuracy standards (as adopted by ALTA and ACSM and in effect on the date of the Survey) of an urban survey, which is dated not earlier than thirty (30) days prior to the Closing, and which is certified to Buyer, Seller, the Title Insurance company providing Title Insurance to Buyer, and Buyer's lender, and dated as of the date the Survey was made.

         1.34 Surviving Mortgage means a Mortgage dated January 31, 1996, from Seller to Allstate Life Insurance Company, with a principal balance of $4,024,418.58 as of February 1, 1998, bearing interest at eight and forty-five one-hundredths percent (8.45%) per annum and amortizing over a twenty (20) year period which commenced February 1, 1996, and which matures on February 1, 2006 (subject to extension for an additional ten (10) years as provided in the loan documents.

         1.35 Tenant Estoppel Letter means a letter or other certificate from a tenant certifying as to certain matters regarding such tenant's Lease, in substantially the same form as attached hereto as Exhibit , or in the case of national or regional "credit"

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tenants  identified as such on the Rent Roll, the form  customarily used by such tenant provided the information disclosed is acceptable to Buyer.

         1.36 Title Defect means any exception in the Title Insurance Commitment or any matter disclosed by the Survey, other than a Permitted Exception.

         1.37 Title Insurance means an ALTA Form B Owners Policy of Title Insurance for the full Purchase Price insuring marketable title in Buyer in fee simple, subject only to the Permitted Exceptions, issued by Chicago Title Insurance Company.

         1.38 Title Insurance Commitment means a binder whereby the title insurer agrees to issue the Title Insurance to Buyer.

         1.39 Transaction Documents means this Agreement, the deed conveying the Property, the assignment of leases, the bill of sale conveying the Personal Property and all other documents required or appropriate in connection with the transactions contemplated hereby.

         1.40 Weems Road Winn-Dixie means the free-standing Winn-Dixie grocery store and related facilities located at the intersection of Weems Road and U.S. Highway 90, in Tallahassee, Leon County, Florida, owned by Buyer and leased to Winn-Dixie Stores, Inc. ("Winn-Dixie"), commonly known as "Weems Road Winn-

         2.  PURCHASE PRICE AND PAYMENT

         2.1      Purchase Price; Payment.

                  (a) Purchase Price and Terms. The total Purchase Price for the Property (subject to adjustment as provided herein) shall be $12,000,000. The Purchase Price shall be payable by Buyer's assumption of the Surviving Mortgage, the outstanding principal balance to reduce the Purchase Price and the balance of the Purchase Price shall be paid in cash at Closing.

                  (b) Adjustments to the Purchase Price. The Purchase Price shall be adjusted as of the Closing Date by:

              (1) prorating the Closing year's real and tangible personal property taxes as of the Allocation Date (if the amount of the current year's property taxes are not available, such taxes will be prorated based upon the prior year's assessment);


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


                (2) prorating as of the Allocation Date cash receipts and expenditures for the Shopping Center and other items customarily prorated in transactions of this sort; and

            (3) subtracting the amount of security deposits, prepaid rents from tenants under the Leases, and credit balances, if any, of any tenants, and adding any expenses prepaid by Seller. Any rents, percentage rents or tenant reimbursements payable by tenants after the Allocation Date but applicable to periods on or prior to the Allocation Date shall be remitted to Seller by Buyer within thirty (30) days after receipt, less any expenses of the Property incurred on or prior to the Allocation Date by Seller but not paid by Seller prior to Closing and discovered by Buyer after Closing. Buyer shall have no obligation to collect delinquencies, but should Buyer collect any delinquent rents or other sums which cover periods prior to the Allocation Date and for which Seller have received no proration or credit, Buyer shall remit same to Seller within thirty (30) days after receipt, less any costs of collection. Buyer will not interfere in Seller's efforts to collect sums due it prior to the Closing. Seller will remit to Buyer promptly after receipt any rents, percentage rents or tenant reimbursements received by Seller after Closing which are attributable to periods occurring after the Allocation Date. Undesignated receipts after Closing of either Buyer or Seller from tenants in the Shopping Center shall be applied first to then current rents and reimbursements for such tenant(s), then to delinquent rents and reimbursements attributable to post-Allocation Date periods, and then to pre-Allocation Date periods.

         2.2 Earnest Money Deposit. An Earnest Money Deposit in the amount of $50,000 shall be delivered to Escrow Agent within three (3) days after the date of execution by the last of Buyer or Seller to execute and transmit a copy of this Agreement to the other. This Agreement may be terminated by Seller if the Earnest Money Deposit is not received by Escrow Agent by such deadline. The
Earnest Money Deposit paid by Buyer shall be deposited by Escrow Agent in an interest bearing account, and shall be held and disbursed by Escrow Agent as specifically provided in this Agreement. The Earnest Money Deposit shall be applied to the Purchase Price at the Closing.

         2.3      Closing Costs.

                  (a)      Seller shall pay:

              (1) Documentary stamp and other transfer taxes imposed upon the transactions contemplated hereby;

                        (2)      Cost of satisfying any liens on the Property;


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         (3)      Cost of title insurance and the costs, if any, of curing title defects and recording any curative title documents;

          (4) All broker's commissions, finders' fees and similar expenses incurred by either party in connection with the sale of the Property, subject however to Buyer's indemnity given in Section of this Agreement;

         (5) Seller's attorneys' fees relating to the sale of the Property, if any;

               and

                 (6) One-half of the costs incurred in connection with the assumption of the Surviving Mortgage, including assumption fees and the fees of the lender's counsel.

                  (b)      Buyer shall pay:

                           (1)      Cost of Buyer's due diligence inspection;
              (2) Costs of the Phase 1 environmental site assessment to be obtained by Buyer;

                           (3)      Cost of the Survey;

                 (4) One-half of the costs incurred in connection with the assumption of the Surviving Mortgage, including assumption fees and the fees of the lender's counsel.

                           (5)      Cost of recording the deed; and

                           (6)      Buyer's attorneys' fees.

                                         3.  INSPECTION PERIOD AND CLOSING

         3.1      Inspection Period.

                  (a) Buyer agrees that it will have the Inspection Period to physically inspect the Property, review the economic data, underwrite the tenants and review their Leases, and to otherwise conduct its due diligence review of the Property and all books, records and accounts of Seller related thereto. Buyer hereby agrees to indemnify and hold Seller harmless from any damages, liabilities or claims for property damage or personal injury arising out of such inspection and investigation by Buyer or

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its agents or independent contractors.  Within the Inspection Period, Buyer may, in its sole discretion and for any reason or no reason, elect to go forward with this Agreement to closing, which election shall be made by notice to Seller given within the Inspection Period. If such notice is not timely given, this Agreement and all rights, duties and obligations of Buyer and Seller hereunder, except any which expressly survive termination, shall terminate and Escrow Agent shall forthwith return to Buyer the Earnest Money Deposit. If Buyer so elects to go forward, the Earnest Money Deposit shall be increased by an additional deposit of $100,000 (to be deposited with Escrow Agent no later than three (3) business days following the end of the Inspection Period), and shall not be refundable except upon the terms otherwise set forth herein.

                  (b) Seller will promptly furnish or make available to Buyer the documents enumerated on Exhibit attached hereto. Buyer, through its officers, employees and other authorized representatives, shall have the right to reasonable access to the Property and all records of Seller related thereto which are in the custody of Seller or Seller's agents, including without limitation all Leases and Seller Financial Statements, at reasonable times during the Inspection Period for the purpose of inspecting the Property, taking soil and ground water samples, conducting Hazardous Materials inspections, reviewing the books and records of Seller concerning the Property and otherwise conducting its due diligence review of the Property. Seller shall cooperate with and assist Buyer in making such inspections and reviews. Seller shall give Buyer any authorizations which may be required by Buyer in order to gain access to records or other information pertaining to the Property or the use thereof maintained by any governmental or quasi-governmental authority or organization. Buyer, for itself and its agents, agrees not to enter into any contract with existing tenants without the written consent of Seller if such contract would be binding upon Seller should this transaction fail to close. Buyer shall have the right to have due diligence interviews and other discussions or negotiations with tenants.

                  (c) Buyer, through its officers or other authorized representatives, shall have the right to reasonable access to all Materials (other than privileged or confidential litigation materials) for the purpose of reviewing and copying the same.

         3.2 Hazardous Material. Prior to the end of the Inspection Period Buyer may order environmental assessments of the Property. A copy of any assessment report, if made, shall be furnished by Buyer to Seller promptly upon its completion. If an assessment report discloses the existence of any Hazardous Material or any other matters concerning the environmental condition of the Property or its environs, Buyer may notify Seller in writing, within the Inspection Period that Buyer elects to terminate this Agreement, whereupon this Agreement shall terminate and Escrow Agent shall return to Buyer its Earnest Money Deposit.


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         3.3 Time and Place of Closing.  Unless otherwise agreed by the parties, the Closing shall take place at Suite 1500, 1301 Riverplace Boulevard, Jacksonville, Florida 32207, at 10:00 A.M. on the date which is the fifteenth
(15th) day following the expiration of the Inspection Period, provided that Buyer may designate an earlier date for Closing.

                        4.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER

         Seller warrants and represents as follows as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         4.1 Organization; Authority. Pine, Highland Square and PGI are duly organized, validly existing and in good standing under the laws of the State of Florida, and each has full power and authority to enter into and perform this Agreement in accordance with its terms. The persons executing this Agreement and other Transaction Documents have been duly authorized to do so on behalf of Seller. Neither Pine, nor Highland Square, nor PGI is a "foreign person" under Sections 1445 or 897 of the Internal Revenue Code, nor is this transaction subject to any withholding under any state or federal law.

         4.2 Authorization; Validity. The execution and delivery of this Agreement by Highland Square and PGI and Seller's consummation of the transactions contemplated by this Agreement have been duly and validly authorized. This Agreement constitutes a legal, valid and binding agreement of Pine, Highland Square and PGI enforceable against each in accordance with its terms.

         4.3 Title. Seller is the owner in fee simple of all of the Property, subject only to the Permitted Exceptions.

         4.4 Commissions. Seller has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Seller, Buyer or the Property for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except for Cohen and Company, Inc., and Seller agrees to indemnify Buyer from any such claim arising by, through or under Seller.

         4.5 Sale Agreements. The Property is not subject to any outstanding agreement(s) of sale, option(s), or other right(s) of third parties to acquire any interest therein, except for Permitted Exceptions and this Agreement.

  4.6 Litigation. There is no litigation or proceeding pending, or to the best of Seller's knowledge, threatened against Seller relating to the Property, except a dispute

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with Eckerd  Corporation  which Seller shall  resolve  before  Closing or Seller shall indemnify and hold Buyer harmless from any loss or damage therefrom.

         4.7 Leases. There are no Leases affecting the Property, oral or written, except as listed on the Rent Roll, and any Leases or modifications entered into between the date of this Agreement and the Closing Date with the consent of Buyer. Copies of the Leases, which have been delivered to Buyer or shall be delivered to Buyer within five (5) days from the date hereof, are, to the best knowledge of Seller, true, correct and complete copies thereof, subject to the matters set forth on the Rent Roll. Between the date hereof and the Closing Date, Seller will not terminate or modify existing Leases or enter into any new Leases without the consent of Buyer. All of the Property's tenant leases are in good standing and to the best of Seller's knowledge no defaults exist thereunder except as noted on the Rent Roll. No rent or reimbursement has been paid more than one (1) month in advance and no security deposit has been paid, except as stated on the Rent Roll. No tenants under the Leases are entitled to interest on any security deposits. No tenant under any Lease has or will be promised any inducement, concession or consideration by Seller other than as expressly stated in such Lease, and except as stated therein there are and will be no side agreements between Seller and any tenant.

         4.8 Financial Statements. Each of the Seller Financial Statements delivered or to be delivered to Buyer hereunder has or will have been prepared in accordance with the books and records of Seller and presents fairly in all material respects the financial condition, results of operations and cash flows for the Property as of and for the periods to which they relate. All are in conformity with generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the operations of the Property or its prospects since the date of the most recent Seller Financial Statements. Seller covenants to furnish promptly to Buyer copies of the Seller Financial Statements together with unaudited updated monthly reports of cash flow for interim periods beginning after December 31, 1996. Buyer and its independent certified accountants shall be given access to Seller's books and records at any time prior to and for one (1) month following Closing upon reasonable advance notice in order that they may verify the financial statements prior to Closing. Seller agrees to execute and deliver to Buyer or its accountants the Audit Representation Letter should Buyer's accountants audit the records of the Shopping Center.

         4.9 Contracts. Except for Leases and Permitted Exceptions, there are no management, service, maintenance, utility or other contracts or agreements affecting the Property, oral or written, which extend beyond the Closing Date and which would bind Buyer or encumber the Property, at Buyer's option, more than thirty (30) days after Closing. All such Contracts are in full force and effect in accordance with their respective terms, and all obligations of Seller under the Contracts required to be performed to date have been performed in all material respects; no party to any Contract has asserted any claim of default or offset against Seller with respect thereto and no event has occurred or failed to occur, which would in any way affect the validity or enforceability of any such Contract; and the copies of the Contracts delivered to Buyer prior to the date hereof are true, correct and complete copies thereof. Between the date hereof and the Closing, Seller covenants to fulfill all of its obligations under all Contracts, and covenants not to terminate or modify any such Contracts or enter into any new contractual obligations relating to the Property without the consent of Buyer (not to be unreasonably withheld) except such obligations as are freely terminable without penalty by Seller upon not more than thirty (30) days' written notice.

         4.10 Maintenance and Operation of Property. From and after the date hereof and until the Closing, Seller covenants to keep and maintain and operate the Property substantially in the manner in which it is currently being maintained and operated and covenants not to cause or permit any waste of the Property nor undertake any action with respect to the operation thereof outside the ordinary course of business without Buyer's prior written consent. In connection therewith, Seller covenants to make all necessary repairs and replacements until the Closing so that the Property shall be of substantially the same quality and condition at the time of Closing as on the date hereof. Seller covenants not to remove from the Improvements or the Real Property any article included in the Personal Property. Seller covenants to maintain such casualty and liability insurance on the Property as it is presently being maintained.

         4.11 Permits and Zoning. To the best knowledge of Seller, there are no material permits and licenses (collectively referred to as "Permits") required to be issued to Seller by any governmental body, agency or department having jurisdiction over the Property which materially affect the ownership or the use thereof which have not been issued. The Property is properly zoned for its present use and is not subject to any local, regional or state development order. The use of the Property is consistent with the land use designation for the Property under the comprehensive plan or plans applicable thereto, and all concurrency requirements have been satisfied. There are no outstanding assessments, impact fees or other charges related to the Property.

         4.12 Rent Roll; Tenant Estoppel Letters. The Rent Roll is true and correct in all respects. Seller agrees to use its best reasonable efforts to obtain current Tenant Estoppel Letters acceptable to Buyer from all Tenants under Leases, which Tenant Estoppel Letters shall confirm the matters reflected by the Rent Roll as to the particular tenant and shall be otherwise acceptable to Buyer in all respects.

         4.13 Condemnation. Neither the whole nor any portion of the Property, including access thereto or any easement benefitting the Property, is subject to temporary requisition of use by any governmental authority or has been condemned, or taken in any proceeding similar to a condemnation proceeding, nor is there now pending any condemnation, expropriation, requisition or similar proceeding against the Property or any portion thereof. Seller has received no notice nor has any knowledge that any such proceeding is contemplated.

         4.14 Governmental Matters. Seller has not entered into any commitments or agreements with any governmental authorities or agencies affecting the Property that have not been disclosed in writing to Buyer and Seller has received no notices from any such governmental authorities or agencies of uncured violations at the Property of building, fire, air pollution or zoning codes, rules, ordinances or regulations, environmental and hazardous substances laws, or other rules, ordinances or regulations relating to the Property. Seller shall be responsible for the remittance of all sales tax for periods occurring prior to the Allocation Date directly to the appropriate state department of revenue.

         4.15 Repairs. Seller has received no notice of any requirements or recommendations by any lender, insurance companies, or governmental body or agencies requiring or recommending any repairs or work to be done on the Property which have not already been completed.

         4.16 Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will (a) require Seller to file or register with, notify, or obtain any permit, authorization, consent, or approval of, any governmental or regulatory authority; (b) conflict with or breach any provision of the organizational documents of Seller; (c) violate or breach any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Seller is a party, or by which Seller, the Property or any of Seller's material assets may be bound; or (d) violate any order, writ, injunction, decree, judgment, statute, law or ruling of any court or governmental authority applicable to Seller, the Property or any of Seller's material assets.

         4.17 To Seller's knowledge, the Surviving Mortgage is presently held by Allstate Life Insurance Company and is in good standing with no defaults existing thereunder. The principal balance outstanding as of February 1, 1998, is $4,024,418.58, and the monthly payment of principal and interest is $36,315.77. The interest rate is eight and forty-five one-hundredths percent (8.45%) per annum. Seller is not required to make deposits with the holder of the Surviving Mortgage for taxes and insurance. The transfer of the Property to Buyer will require the consent of the holder of the Surviving Mortgage. Prior to Closing, Seller shall use reasonable efforts to cause the holder of the Surviving Mortgage to execute and deliver to Buyer an estoppel letter and consent consenting to this transaction, certifying as to the foregoing matters and releasing Seller from the Mortgage, in form and substance satisfactory to Buyer and Seller. Seller will maintain the Surviving Mortgage in good standing, without default, until Closing.

         4.18     Environmental Matters.

    (a) Seller represents and warrants as of the date hereof and as of the Closing that:

              (1) Seller has not, and has no knowledge of any other person who has, caused any Release, threatened Release, or disposal of any Hazardous Material at the Property in any material quantity;

                  (2) The Property does not now contain and to the best of Seller's knowledge has not contained any: (a) underground storage tank, (b) material amounts of asbestos-containing building material, (c) landfills or dumps, (d) more than one dry cleaning drop off facility and one coin laundry and cleaner tenant;; or (e) hazardous waste management facility as defined pursuant to the Resource Conservation and Recovery Act ("RCRA") or any comparable state law. The Property is not a site on or nominated for the National Priority List promulgated pursuant to Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or any state remedial priority list promulgated or published pursuant to any comparable state law; and

          (3) There are to the best of Seller's knowledge no conditions or circumstances at the Property which pose a risk to the environment or the health or safety of persons.

                  (b) Seller shall indemnify, hold harmless, and hereby waives any claim for contribution against Buyer for any damages to the extent they arise from the inaccuracy or breach of any representation or warranty by Seller in this section of this Agreement. This indemnity shall survive Closing indefinitely.

         4.19 No Untrue Statement. Neither this Agreement nor any exhibit nor any written statement or Transaction Document furnished or to be furnished by Seller to Buyer in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         4.20 AS-IS ACQUISITION. BUYER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY REPRESENTED AND WARRANTED BY SELLER IN THIS AGREEMENT,
THERE HAVE BEEN NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR

IMPLIED, UPON WHICH BUYER IS RELYING WHICH HAVE BEEN MADE BY SELLER OR UPON SELLER'S BEHALF RELATING IN ANY WAY TO THE PROPERTY; AND THAT SUBJECT TO ANY AND ALL CONDITIONS TO BUYER'S OBLIGATIONS DESCRIBED IN THIS AGREEMENT AND TO SELLER'S REPRESENTATIONS AND WARRANTIES EXPRESSED IN THIS AGREEMENT, BUYER IS ACQUIRING THE PROPERTY "AS IS". THE PROVISIONS OF THIS SECTION 4.20 SHALL SURVIVE THE CLOSING OF THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT.

                        5.  WARRANTIES, REPRESENTATIONS AND COVENANTS OF BUYER

         Buyer hereby warrants and represents as of the date of this Agreement and as of the Closing and where indicated covenants and agrees as follows:

         5.1 Organization; Authority. Buyer is a corporation duly organized, validly existing and in good standing under laws of Florida and has full power and authority to enter into and perform this Agreement in accordance with its terms, and the persons executing this Agreement and other Transaction Documents on behalf of Buyer have been duly authorized to do so.

         5.2 Authorization; Validity. The execution, delivery and performance of this Agreement and the other Transaction Documents have been duly and validly authorized by the Board of Directors of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and (assuming the valid execution and delivery of this Agreement by Seller) constitutes a legal, valid and binding agreement of Buyer enforceable against it in accordance with its terms.

         5.3 Commissions. Buyer has neither dealt with nor does it have any knowledge of any broker or other party who has or may have any claim against Buyer or Seller for a brokerage commission or finder's fee or like payment arising out of or in connection with the transaction provided herein except Cohen and Company, Inc., whose commission shall be paid by Seller; and Buyer agrees to indemnify Seller from any other such claim arising by, through or under Buyer.

                                           6.  POSSESSION; RISK OF LOSS

         6.1 Possession. Possession of the Property will be transferred to Buyer at the conclusion of the Closing.

         6.2 Risk of Loss. All risk of loss to the Property shall remain upon Seller until the conclusion of the Closing. If, before the possession of the Property has been transferred to Buyer, any material portion of the Property is damaged by fire or other casualty and will not be restored by the Closing Date or if any material portion of the Property is taken by eminent domain or there is a material obstruction of access to the

Improvements by virtue of a taking by eminent domain,  Seller shall,  within ten
(10) days of such damage or taking, notify Buyer thereof and Buyer shall have the option to:

                  (a) terminate this Agreement upon notice to Seller given within ten (10) business days after such notice from Seller, in which case Buyer shall receive a return of its Earnest Money Deposit; or

                  (b) proceed with the purchase of the Property, in which event Seller shall assign to Buyer all Seller's right, title and interest in all amounts due or collected by Seller under the insurance policies or as condemnation awards. In such event, the Purchase Price shall be reduced by the amount of any insurance deductible to the extent it reduced the insurance proceeds payable.

                                                 7.  TITLE MATTERS

         7.1      Title.

                  (a) Title Insurance and Survey. Prior to the end of the Inspection Period Buyer's counsel shall order the Title Insurance Commitment and a Survey (Seller having furnished Buyer copies of existing surveys and other title information in its possession). Buyer will have ten (10) days from receipt of the Title Commitment (including legible copies of all recorded exceptions noted therein) and Survey to notify Seller in writing of any Title Defects, encroachments or other matters not acceptable to Buyer which are not permitted by this Agreement. Any Title Defect or other objection disclosed by the Title Insurance Commitment (other than liens removable by the payment of money) or the Survey which is not timely specified in Buyer's written notice to Seller of Title Defects shall be deemed a Permitted Exception. Seller shall notify Buyer in writing within five (5) days of Buyer's notice if Seller intends to cure any Title Defect or other objection. If Seller elects to cure, Seller shall use diligent efforts to cure the Title Defects and/or objections by the Closing Date (as it may be extended). If Seller elects not to cure or if such Title Defects and/or objections are not cured, Buyer shall have the right, in lieu of any other remedies, to: (i) refuse to purchase the Property, terminate this Agreement and receive a return of the Earnest Money Deposit; or (ii) waive such Title Defects and/or objections and close the purchase of the Property subject to such Title Defects.

                  (b) Miscellaneous Title Matters. If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Seller, Seller shall on request deliver to Buyer an affidavit stating, if true, that such judgments, bankruptcies or the returns are not against Seller. Seller further agrees to execute and deliver to the Title Insurance agent at Closing such documentation, if any, as the Title Insurance underwriter shall reasonably require to evidence that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and that there are no mechanics' liens on the Property or parties in possession of the Property other than tenants under Leases and Seller.

                                             8.  CONDITIONS PRECEDENT

         8.1 Conditions Precedent to Buyer's Obligations. The obligations of Buyer under this Agreement are subject to satisfaction or waiver by Buyer of each of the following conditions or requirements on or before the Closing Date:

                  (a)  Seller's  warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Seller shall not be in default hereunder.

                  (b) All obligations of Seller contained in this Agreement, shall have been fully performed in all material respects and Seller shall not be in default under any covenant, restriction, right-of-way or easement affecting the Property.

                  (c) There shall have been no material adverse change in the Property, its operations or future prospects, the Leases or the financial condition of tenants leasing space in the Shopping Center.

                  (d) A Title Insurance Commitment in the full amount of the Purchase Price shall have been issued and "marked down" through Closing, subject only to Permitted Exceptions.

                  (e) The physical and environmental condition of the Property shall be unchanged from the date of this Agreement, ordinary wear and tear excepted.

                  (f) Seller shall have delivered to Buyer the following in form reasonably satisfactory to Buyer:

           (1) A warranty deed in proper form for recording, duly executed and acknowledged so as to convey to Buyer the fee simple title to the Property, subject only to the Permitted Exceptions:

     (2) Originals, if available, or if not, true copies of the Leases and of the contracts, agreements, permits and licenses, and such Materials as may be in the possession or control of Seller;

                   (3) A blanket assignment to Buyer of all Leases and the contracts, agreements, permits and licenses (to the extent assignable)
 as they affect
the Property, including an indemnity against breach of such instruments by Seller prior to the Closing Date;

     (4) A bill of sale with respect to the Personal Property and Materials;

       (5) A title certificate, properly endorsed by Seller, as to any items of Property for which title certificates exist;

                           (6)      The Survey;

              (7) A current rent roll for all Leases in effect showing no changes from the rent roll attached to this Agreement other than those set forth in the Leases or approved in writing by Buyer;

                           (8) All Tenant Estoppel  Letters  obtained by Seller,
which must
include Publix, Winn-Dixie Stores, Consolidated Stores, Family Dollar Stores and Eckerd Drug, and eighty percent (80%) of the other tenants who have signed leases for any portion of the Property, without any material exceptions, covenants, or changes to the form approved by Buyer and distributed to the tenants by Seller, the substance of which Tenant Estoppel Letters must be acceptable to Buyer in all respects (including specifically the Eckerd Drug Tenant Estoppel Letter, which must reflect that the dispute between Seller and Eckerd Drug has been resolved, or Seller shall otherwise indemnify Buyer from any loss or damage attributable thereto);

           (9) A general assignment of all assignable existing warranties relating to the Property;

                  (10) An owner's affidavit, non-foreign affidavits, non-tax withholding certificates and such other documents as may reasonably be required by Buyer or its counsel in order to effectuate the provisions of this Agreement and the transactions contemplated herein;

             (11) The originals or copies of any real and tangible personal property tax bills for the Property for the tax year of Closing and the previous year, and, if requested, the originals or copies of any current water, sewer and utility bills which are in Seller's custody or control;

          (12) Resolutions of Seller authorizing the transactions described herein;

             (13) All keys and other means of access to the Improvements in the possession of Seller or its agents;

                           (14)     Materials; and

               (15) Such other documents as Buyer may reasonably request to effect the transactions contemplated by this Agreement; and

                  (g) Receipt of the consent of the holder of the Surviving Mortgage to this transaction, and the release of Seller, imposing such conditions, if any, as are acceptable to each of Seller and Buyer.

         In the event that all of the foregoing provisions of this Section are not satisfied and Buyer elects in writing to terminate this Agreement, then the Earnest Money Deposit shall be promptly delivered to Buyer by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except as provided in Article .

         8.2 Conditions Precedent to Seller's Obligations. The obligations of Seller under this Agreement are subject to satisfaction or waiver by Seller of each of the following conditions or requirements on or before the Closing date:

                  (a)  Buyer's   warranties  and   representations   under  this
Agreement shall be true and correct as of the Closing Date, and Buyer shall not be in default hereunder.

                  (b) All of the obligations of Buyer contained in this Agreement shall have been fully performed by or on the date of Closing in compliance with the terms and provisions of this Agreement.

                  (c) Buyer shall have delivered to Seller at or prior to the Closing the following, which shall be reasonably satisfactory to Seller:

                (1) Delivery and/or payment of the balance of the Purchase Price in accordance with Section at Closing;

              (2) Such other documents as Seller may reasonably request to effect the transactions contemplated by this Agreement; and

                  (d) Receipt of the consent of the holder of the Surviving Mortgage to this transaction, and the release of Seller, imposing such conditions, if any, as are acceptable to each of Seller and Buyer.

         8.3 Section 1031 Exchange. Buyer acknowledges that Seller may endeavor to effect a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), such that Seller can acquire the Other Centers, or other properties, with the proceeds of the sale of the Shopping Center to Buyer. Seller expressly reserves the right to assign its rights, but not it obligations, hereunder, to a qualified intermediary including without limitation Escrow Agent, as provided in the Internal Revenue Code and the regulations promulgated thereunder, including without limitation Reg. 1.1031(k)-(l)(g)(4), on or before the Closing Date. Accordingly, Buyer agrees that (i) Buyer will cooperate with Seller to effect a tax-free exchange or exchanges in accordance with the provisions of Section 1031 of the Code and the regulations promulgated with respect thereto; and (ii) it is a condition of this agreement that Buyer and Seller enter into a mutually agreeable contract pursuant to which Buyer will agree to sell to Seller, and Seller will agree to purchase from Buyer the Other Centers. It is not a condition that the transactions contemplated by such other contract actually close (eg. Seller, as Buyer under said contract, may determine during the inspection period under such other contract that Seller does not wish to purchase the Other Centers), but only that a mutually agreeable contract for the sale and purchase of the Other Centers by entered into by Seller and Buyer. Seller and Buyer agree to negotiate in good faith such that a contract for the sale and Seller shall be solely responsible for any additional fees, costs or expenses incurred in connection with the like-kind exchange contemplated by this paragraph. In no event shall Seller's ability or inability to effect a like-kind exchange, as contemplated hereby, in any way relieve Seller from its obligations and liabilities under this Agreement. Seller hereby agrees to indemnify and hold harmless Buyer from any liability, losses or damages incurred by Buyer in connection with or arising out of the Section 1031 like-kind exchange, including but not limited to any tax liability. It is not Buyer's intention to effect a
Section 1031 exchange with respect to the proceeds of Buyer's sale of the Other Centers to Seller.

         In the event that all conditions precedent to Buyer's obligation to purchase shall have been satisfied but the foregoing provisions of this Section have not, and Seller elects in writing to terminate this Agreement, then the Earnest Money Deposit shall be promptly delivered to Seller by Escrow Agent and, upon the making of such delivery, neither party shall have any further claim against the other by reasons of this Agreement, except as provided in Article .

         8.4 Best Efforts. Each of the parties hereto agrees to use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

                                         9.  PRE-CLOSING BREACH; REMEDIES

         9.1 Breach by Seller. In the event of a breach of Seller's covenants or warranties herein and failure by Seller to cure such breach within the time provided for

Closing, Buyer may, at Buyer's election (i) terminate this Agreement and receive a return of the Earnest Money Deposit, and the parties shall have no further rights or obligations under this Agreement (except as survive termination); (ii) enforce this Agreement by suit for specific performance; or (iii) waive such breach and close the purchase contemplated hereby, notwithstanding such breach.

         9.2 Breach by Buyer. In the event of a breach of Buyer's covenants or warranties herein and failure of Buyer to cure such breach within the time provided for Closing, Seller's sole remedy shall be to terminate this Agreement and retain Buyer's Earnest Money Deposit as agreed liquidated damages for such breach, and upon payment in full to Seller of such amounts, the parties shall have no further rights, claims, liabilities or obligations under this Agreement (except as survive termination).

                                                10.  MISCELLANEOUS

         10.1 Disclosure. Neither party shall disclose the transactions contemplated by this Agreement without the prior approval of the other, except to its attorneys, accountants and other consultants, their lenders and prospective lenders, or where disclosure is required by law.

         10.2 Radon Gas. Radon is a naturally occurring radioactive gas which, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon which exceed federal and state guidelines have been found in buildings in the state in which the Property is located. Additional information regarding radon and radon testing may be obtained from the county public health unit.

         10.3 Entire Agreement. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a writing executed by Buyer and Seller.

         10.4 Notices. All written notices and demands of any kind which either party may be required or may desire to serve upon the other party in connection with this Agreement shall be served by personal delivery, certified or overnight mail, reputable overnight courier service or facsimile (followed promptly by hard copy) at the addresses set forth below:

            As to Seller        Ricardo Pines
                                3301 Ponce de Leon Boulevard, Penthouse Suite
                                Coral Gables, Florida 33134
                                Facsimile: (305) 529-0002

            As to Buyer:        RRC Acquisitions Two, Inc.
                                Attention:  Robert L. Miller
                                Suite 200, 121 West Forsyth Street
                                Jacksonville, Florida 32202
                                Facsimile: (904) 634-3428

            With a copy to:     Rogers, Towers, Bailey, Jones & Gay, P.A.
                                Attention:  William E. Scheu, Esquire
                                1301 Riverplace Boulevard, Suite 1500
                                Jacksonville, Florida 32207
                                Facsimile: (904) 396-0663

Any notice or demand so served shall constitute proper notice hereunder upon delivery to the United States Postal Service or to such overnight courier. A party may change its notice address by notice given in the aforesaid manner.

         10.5 Headings. The titles and headings of the various sections hereof are intended solely for means of reference and are not intended for any purpose whatsoever to modify, explain or place any construction on any of the provisions of this Agreement.

         10.6 Validity. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement by the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         10.7 Attorneys' Fees. In the event of any litigation between the parties hereto to enforce any of the provisions of this Agreement or any right of either party hereto, the unsuccessful party to such litigation agrees to pay to the successful party all costs and expenses, including reasonable attorneys' fees, whether or not incurred in trial or on appeal, incurred therein by the successful party, all of which may be included in and as a part of the judgment rendered in such litigation. Any indemnity provisions herein shall include indemnification for reasonable attorneys' fees and costs, whether or not suit be brought and including fees and costs on appeal.

         10.8     Time of Essence.  Time is of the essence of this Agreement.

         10.9 Governing Law. This Agreement shall be governed by the laws of the state in which the Property is located, and the parties hereto agree that any litigation between the parties hereto relating to this Agreement shall take place (unless otherwise required by law) in a court located in the county in which the Property is located. Each party waives its right to jurisdiction or venue in any other location.

         10.10 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third parties, including any brokers or creditors, shall be beneficiaries hereof.

         10.11 Exhibits. All exhibits attached hereto are incorporated herein by reference to the same extent as though such exhibits were included in the body of this Agreement verbatim.

         10.12 Gender; Plural; Singular; Terms. A reference in this Agreement to any gender, masculine, feminine or neuter, shall be deemed a reference to the other, and the singular shall be deemed to include the plural and vice versa, unless the context otherwise requires. The terms "herein," "hereof," "hereunder," and other words of a similar nature mean and refer to this Agreement as a whole and not merely to the specified section or clause in which the respective word appears unless expressly so stated.

         10.13 Further Instruments, Etc. This Agreement may be executed in counterparts and when so executed shall be deemed executed as one agreement. Seller and Buyer shall execute any and all documents and perform any and all acts reasonably necessary to fully implement this Agreement.

         10.14 Survival. The obligations of Seller and Buyer intended to be performed after the Closing shall survive the closing.

         10.15 No Recording. Neither this Agreement nor any notice, memorandum or other notice or document relating hereto shall be recorded.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Witnesses:                                          RRC ACQUISITIONS TWO, INC.,
                                                      a Florida corporation


______________________________          By:___________________________________

Name:____________________________        Name:______________________________
                                         Title:_____________________________

___________________________________      Date: __________________________, 1998
Name:_____________________________
                                             Tax Identification No: 59-3478325

                                                     "BUYER"


                                                  PINES GROUP, INC.,
                                               a Florida corporation


___________________________________       By:___________________________________
Name:_____________________________          Name:______________________________
                                             Title:_____________________________

___________________________________     Date: __________________________, 1998
Name:_____________________________
                                     Tax Identification No:____________________

                                                                       "PGI"



-----------------------------------       --------------------------------------
Name:_____________________________                       RICARDO PINES


___________________________________      Date: __________________________, 1998
Name:_____________________________
                                     Tax Identification No:____________________

                                                                        "PINE"

                                           HIGHLAND SQUARE ASSOCIATES, LTD.,
                                                 a Florida limited partnership


___________________________________                By: Its General Partner
Name:_____________________________              PINES JACKSONVILLE MANAGEMENT,
                                                INC., a Florida corporation

                                         By: __________________________________
                                                    Its: President

___________________________________      Date: __________________________, 1998
Name:_____________________________
                                     Tax Identification No:____________________

                                                              "HIGHLAND SQUARE"

                                                     EXHIBIT

                                            Audit Representation Letter


                                            --------------------------
                                           (Acquisition Completion Date)



KPMG Peat Marwick LLP
Suite 2700
One Independent Drive
Jacksonville, Florida  32202

Dear Sirs:

         We are writing at your request to confirm our understanding that your audit of the Statement of Revenue and Certain Expenses for Highland Square Shopping Center for the twelve months ended ________________, was made for the purpose of expressing an opinion as to whether the statement presents fairly, in all material respects, the results of its operations in conformity with generally accepted accounting principles. In connection with your audit we confirm, to the best of our knowledge and belief, the following representations made to you during your audit:

         1. We have made available to you all financial records and related data for the period under audit.

         2. There have been no undisclosed:

                  a. Irregularities involving any member of management or employees who have significant roles in the internal control structure.

                  b. Irregularities involving other persons that could have a material effect on the Statement of Revenue and Certain Expenses.

                  c. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Statement of Revenue and Certain Expenses.

         3. There are no undisclosed:

                  a. Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards No. 5 (SFAS No. 5).

                  b. Material gain or loss contingencies (including oral and written guarantees) that are required to be accrued or disclosed by SFAS No. 5.

                  c. Material transactions that have not been properly recorded in the accounting records underlying the Statement of Revenue and Certain Expenses.

                  d. Material undisclosed related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements, and guarantees.

                  e. Events that have occurred subsequent to the balance sheet date that would require adjustment to or disclosure in the Statement of Revenue and Certain Expenses.

         4. All aspects of contractual agreements that would have a material effect on the Statement of Revenue and Certain Expenses have been complied with.

         Further,   we  acknowledge   that  we  are  responsible  for  the  fair
presentation of the Statements of Revenue and Certain Expenses prepared in conformity with generally accepted accounting principles.

                                                     Very truly yours,

                                                     "Seller/Manager"


                                       ---------------------------------------
                                      Name:____________________________
                                     Title:___________________________________

                                                     EXHIBIT

                                        Legal Description of Real Property

                                                     EXHIBIT

                                                     Rent Roll

                                                     EXHIBIT
                                              Form of Estoppel Letter

                                            _____________________, 199_

RRC Acquisitions Two, Inc.
Regency Centers, Inc.
121 West Forsyth Street, Suite 200
Jacksonville, Florida  32202

         RE:      ___________________________ (Name of Shopping Center)

Ladies and Gentlemen:

         The undersigned (Tenant) has been advised you may purchase the above Shopping Center, and we hereby confirm to you that:

         1.       The undersigned is the Tenant of  ___________________________,
                  Landlord, in the above Shopping Center, and is currently in possession and paying rent on premises known as Store No.
                 _______________ [or Address:
             ----------------------------------------------------------------],
                  and containing approximately _____________ square feet, under the terms of the lease dated ______________________, which has
                  (not) been amended by amendment dated ________________________ (the "Lease"). There are no other written or oral agreements between Tenant and Landlord. Tenant neither expects nor has been promised any inducement, concession or consideration for entering into the Lease, except as stated therein, and there are no side agreements or understandings between Landlord and Tenant.

         2. The term of the Lease commenced on ____________________, expiring on ___________________, with options to extend of ________________ (____) years each.

         3.       As  of   ____________________,   monthly   minimum  rental  is
                  $_______________ a month.

         4. Tenant is required to pay its pro rata share of Common Area Expenses and its pro rata share of the Center's real property taxes and insurance cost. Current additional monthly payments for expense reimbursement total $____________ per month for common area maintenance, property insurance and real estate taxes.

         5. Tenant has given [no security deposit] [a security deposit of $--------------].

         6. No payments by Tenant under the Lease have been made for more than one (1) month in advance, and minimum rents and other charges under the Lease are current.

         7. All matters of an inducement nature and all obligations of the Landlord under the Lease concerning the construction of the Tenant's premises and development of the Shopping Center, including without limitation, parking requirements, have been performed by Landlord.

         8. The Lease contains no first right of refusal, option to expand, option to terminate, or exclusive business rights, except as follows:

         9. Tenant knows of no default by either Landlord or Tenant under the Lease, and knows of no situations which, with notice or the passage of time, or both, would constitute a default. Tenant has no rights to off-set or defense against Landlord as of the date hereof.

         10. The undersigned has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Lease or the Premises except as follows:

11.Tenant has not generated, used, stored, spilled, disposed of, or released any hazardous substances at, on or in the Premises. "Hazardous
   Substances" means any flammable, explosive, toxic, carcinogenic, mutagenic, or corrosive substance or waste, including volatile petroleum products and derivatives and dry cleaning solvents. To the best of Tenant's knowledge, no asbestos or polychlorinated biphenyl ("PCB") is located at, on or in the Premises. The term "Hazardous Substances" does not include those materials which are technically within the definition set forth above but which are contained in pre-packaged office supplies, cleaning materials or personal grooming items or other items which are sold for consumer or commercial use and typically used in other similar buildings or space.

The undersigned makes this statement for your benefit and protection with the understanding that you intend to rely upon this statement in connection with your intended purchase of the above described Premises from Landlord. The undersigned agrees that it will, upon receipt of written notice from Landlord, commence to pay all rents to you or to any Agent acting on your behalf.
                                                  Very truly yours,
                                    -------------------------------------------
                                   ____________________________________(Tenant)
Mailing Address:
____________________________         By:________________________________________
                                        Its:_________________________________
----------------------------

                                                     Exhibit

                                               Document Request List

Items Required from the Seller:

         1)       Property Specifications (Zoning)
         2)       As Built Plans & Specs (arch. and engineering)
         3)       Site Plan (including suite numbers)
         4)       Location maps
         5)       Aerial photographs
         6)       Demographics (including traffic counts)
         7)       Legal Description
         8)       Parking Information - Space count
         9)       Copy of All Leases (and amendments) & Lease Briefs
         10)      Certificates of Occupancy - All current tenants
         11)      Schedule of Security Deposits
         12) Most recent Rent Roll (with suite #'s, rent escalations, and option period info)
         13) Sales Reports (most recent 3 Years) for tenants reporting 14) Current Rent Billings (by category, base, CAM, etc.) 15) Current Delinquency Report (with explanations for balances > $1,000) 16) Tenant Activity Register for all Current Tenants (billings & payments) 17) Tenant Estoppels 18) Property Operating Results - Most recent 3 Years
         19) Property Capital Expenditures - Most recent 3 Years 20) Audited Financial Statements - 3 Years 21) Real Estate and other tax bills - 3 Years 22) Year to Date Financials & YTD detail general Ledger 23) Existing Service Agreements and Warranties 24) Three years loss history
         - reported claims 25) Most Recent Year Expense Recovery  Reconciliation
         26) Breakdown of CAM Pools 27) Proof Sales Tax Payments are Current 28) Appraisal (last available) 29) Seller's Budget for up-coming/current year 30) Utility Bills for last 12 months/deposits 31) Personal Property Inventory 32) Existing Title Insurance Policy 33) Available Inspection Reports (environmental, roof, structural, etc.) 34) Summary of Tenant Contacts (with address and telephone numbers)
                  With local (include store#) & national addresses
         35)      Survey
         36)      Tax plat map

wes\reg\highland\psa.4

                                  FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                                                 (Highland Square)



         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of the _____ day of April, 1998, by and among RICARDO PINES, individually ("Pines"), PINES HIGHLAND SQUARE ASSOCIATES, LTD., a Florida limited partnership (the "Partnership") and PINES GROUP, INC., a Florida corporation (the "Corporation") (collectively, Pine, Partnership and Corporation are referred to herein as "Seller"), and RRC ACQUISITIONS TWO, INC., a Florida corporation ("Buyer").


                                                    Background


         (i) Buyer and Seller have previously entered into that certain Purchase and Sale Agreement dated as of February 24, 1998 (the "Agreement"), concerning the purchase of a shopping center commonly known as "Highland Square", in Jacksonville, Duval County, Florida, owned by Seller.

         (ii) Seller and Buyer wish to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Buyer and Seller hereby agree as follows:

     1. Definitions. All terms defined in the Agreement shall, when capitalized in this First Amendment, have the same meanings attributed to them herein.

         2. Reduction of Purchase Price. The Purchase Price shall be reduced by the sum of $400,000.00. Accordingly, Section 2.1(a) of the Agreement is hereby amended to read, in its entirety, as follows:

                  "(a) Purchase Price and Terms. The total Purchase Price for the Property (subject to adjustment as provided herein) shall be $11,600,000.00. The Purchase Price shall be payable by Buyer's assumption of the Surviving Mortgage, the outstanding principal balance thereof to reduce the Purchase Price, and the balance of the Purchase Price shall be paid in cash at Closing.

         3. Closing Date Extended. The Closing shall occur on May 31, 1998, or on such earlier date as Buyer shall notify Seller, and Section 3.3 is amended accordingly.

         4. Environmental Escrow Agreement. Buyer's inspection of the Property has revealed certain environmental contamination caused by a drycleaning operation at the Property. At closing Buyer and Seller shall enter into an environmental escrow agreement pursuant to which up to $400,000.00 shall be deposited with Escrow Agent pending remediation of such contamination by Seller in a manner acceptable to Buyer, to be reduced to one hundred twenty-five percent (125%) of the cost to remediate as agreed upon by Buyer and Seller prior to Closing. The form and substance of the escrow agreement shall be mutually acceptable to Seller, Buyer and the holder of the Surviving Mortgage. If by the Closing Date Seller and Buyer have not agreed to the form and substance of the environmental escrow agreement, either may terminate this Agreement, in which event the Earnest Money Deposit shall be returned to Buyer.

         5. Other Properties. It is acknowledged that Seller is acquiring from affiliates of Buyer two properties commonly known as the "Lady's Island Publix" and the "Weems Road Winn-Dixie" pursuant to an Agreement dated February 24, 1998, and an Eckerd Drug Store pursuant to an agreement currently being negotiated. The sale of the Property to Buyer is conditioned upon Seller and Buyer, and Buyer's affiliates reaching a satisfactory agreement concerning those other properties.

         6. As amended hereby, the Agreement shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, the Buyer and Seller have executed this Agreement as of the day and year first above written.


Witnesses:



                                                     RRC ACQUISITIONS TWO, INC.,
Name:                                       a Florida corporation


                                                     By:
Name:                                       Name:
                                                     Title:

                                                     Date:             , 1998

                                           Tax Identification No. 59-3478325

                                                              "BUYER"

                                                     PINES GROUP, INC.,
Name:                                       a Florida corporation


                                                     By:
Name:                                       Name:
                                                     Title:

                                                     Date:           , 1998

                                                     Tax Identification No.:




Name:                                       RICARDO PINES


                                                     Date:            , 1998
Name:
                                                     Tax Identification No.:

                                              HIGHLAND SQUARE ASSOCIATES, LTD.,
                                                a Florida limited partnership

                                                     By Its General Partner:

                                           Pines Jacksonville Management, Inc.,
Name:                                                a Florida corporation


                                                              By:
Name:                                                         President

                                           Date:                       , 1998

                                                     Tax Identification No.:


                                                     (collectively, "SELLER")
wes\reg\highland\psa-amd.3